UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report(Date of earliest event reported): November 12, 2003


                            FACTORY 2-U STORES, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

       1-10089                                         51-0299573
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(Commission File Number)                    (IRS Employer Identification No.)


                  4000 RUFFIN ROAD, SAN DIEGO, CALIFORNIA 92123
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (858) 627-1800


                                       NA
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          (Former name or former address, if changed since last report)

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. In addition, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Factory 2-U Stores, Inc. under the Securities Act of 1933, as amended.



Item 7.  Exhibits

         Exhibit No.                Description
         -----------                -----------
            99.1 Press release of Factory 2-U Stores, Inc., dated November 12, 2003.


Item 12.  Results of Operations and Financial Condition

On November 12, 2003, we announced the operating results for the 13 and 39 weeks ended November 1, 2003. In addition, we held a web-cast presentation and live conference call discussing the operating results of our third quarter. The full text of our press release dated November 12, 2003 is attached as exhibit thereto. A replay of the conference call is available for 48 hours by telephone or on the Internet for two weeks from November 12, 2003. A transcript of the conference call is available by contacting Kehoe, White & Co., Inc. at 1-562-437-0655.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   FACTORY 2-U STORES, INC. (Registrant)


                                   By: /s/ Douglas C. Felderman
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                                       Douglas C. Felderman
      November 13, 2003                Executive Vice President and
--------------------------             Chief Financial Officer
            Date

                                  EXHIBIT INDEX

 Exhibit No.                  Description
 -----------                  -----------
    99.1 Press release of Factory 2-U Stores, Inc., dated November 12, 2003.